Risk Report - Liquidity Risk - Funding Diversification (Detail: Text Values) - EUR (€) € in Billions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
External funding sources
Movement in external funding	€ 56.3
Total external funding	1,081.1	€ 1,024.8
External Funding mainly due
Increase in deposits in Corporate Bank	16.8
Increase in deposits in Private Bank primarily within International Private Bank	8.9
Increase in unsecured wholesale funding	4.6
Increase in secured funding and shorts	16.1
Increase in Capital Markets and Equity	0.3
Thereof Equity	0.3
Thereof Capital Markets	0.1
Additional growth of in the other customers, increase in long term debt due to growth from the ETF structures	9.4
Reconciliation to total balance sheet	1,435.1	1,391.0
Derivatives & settlement balances	277.7	288.8
Add back for netting effect for Margin & Prime Brokerage cash balances (shown on a net basis)	46.6	42.2
Other non-funding liabilities	€ 34.5	€ 35.3